Performance Commentary | July 2020

For July 2020, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.85% and a net return of 0.83%. Its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate or Index), reported a return of 1.49% for the month.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to HIT’s relative performance vs. Barclays Aggregate included:

●	The portfolio’s ongoing yield advantage over the Barclays Aggregate.
●	Performance by some agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as spreads to Treasuries tightened. FHA/Ginnie Mae permanent loan certificates (PLC) tightened to Treasuries by approximately 3 basis points (bps). Fannie Mae DUS security spreads on the benchmark 10/9.5s tightened by over 5 bps. The HIT had a 11.3% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae PLC securities and 27.0% in fixed-rate single-asset DUS securities of various structures at the end of July, where there were no such securities in the Barclay’s Aggregate.
●	Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the worst performing major sector in the index, with a -2-bps excess return. The HIT was underweight to this sector with a 14.9% allocation versus 26.4% in the Barclays Aggregate at month end.

Negative impacts to HIT’s relative performance included:

●	Performance by corporate bonds, the best performing major sector in the Barclays Aggregate, posting an excess return of 177 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 27.8% of the Index as of July 31, 2020.
●	The portfolio’s overweight to the highest credit quality sector of the investment grade universe (i.e. AAA-rated), whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 1, 98, 160, and 208 bps, respectively. Approximately 93.4% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee, compared to 69.4% for the Barclays Aggregate at month end.

●	The portfolio’s short relative duration versus the benchmark as rates rallied. Two-, 5-, 7-, 10-, and 30-year rates declined by approximately 4, 8, 11, 13, and 22 bps, respectively.
●	Performance by FHA/Ginnie Mae construction/ permanent loan certificates (CLC), which widened to Treasuries by approximately 2 bps. The HIT had 6.2% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae CLC securities, where there were no such securities in the Index.

Market Data

July 2020 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	1.14%	0	7.28
Agencies	0.74%	23	4.02
Single family agency MBS (RMBS)	0.18%	-2	1.68
Corporates	3.25%	177	8.79
Commercial MBS (CMBS)	1.22%	63	5.34
Asset-backed securities (ABS)	0.42%	25	2.14
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	6/30/20	7/31/20	Change
1 Month	0.091%	0.081%	-0.010%
3 Month	0.129%	0.084%	-0.046%
6 Month	0.130%	0.089%	-0.041%
1 Year	0.150%	0.107%	-0.043%
2 Year	0.149%	0.105%	-0.043%
3 Year	0.173%	0.114%	-0.059%
5 Year	0.288%	0.204%	-0.083%
7 Year	0.491%	0.382%	-0.109%
10 Year	0.656%	0.528%	-0.128%
20 Year	1.174%	0.968%	-0.206%
30 Year	1.411%	1.192%	-0.218%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2

Portfolio Data as of July 31, 2020

Net Assets	$6,614.83 million
Portfolio Effective Duration	5.841 years	Convexity	0.262
Portfolio Average Coupon	3.00%	Maturity	10.66 years
Portfolio Yield to Worst[1]	1.61%	Portfolio Current Yield[1]	2.77%
Number of Holdings	905	Average Price	108.58

Sector Allocations: 2

Multifamily Investments	75.90%	CMBS – Agency Multifamily*	69.25%
Agency Single-Family MBS	15.85%	Agency Single-Family MBS	15.85%
U.S. Treasury	5.65%	U.S. Treasury Notes/Bonds	5.65%
AAA Private-Label CMBS	1.59%	State Housing Permanent Bonds	5.05%
Cash & Short-Term Securities	1.02%	State Housing Construction Bonds	1.35%
		Direct Construction Loans	1.84%
		Cash & Short-Term Securities	1.02%
		*Includes multifamily MBS (60.81%), MF Construction MBS (6.85%), and AAA Private-Label CMBS (1.59%).
Quality Distribution: [2]
U.S. Government or Agency	90.28%
AAA	2.09%
AA	4.77%
A	0.00%
Not Rated	1.84%
Cash	1.02%

Portfolio Duration Distribution, by Percentage in Each Category: [2]				Maturity Distribution (based on average life):
Cash	1.02%	5-5.99 years	19.65%	0 – 1 year	2.06%
0-0.99 years	6.68%	6-6.99 years	6.06%	1 – 2.99 years	7.83%
1-1.99 years	7.20%	7-7.99 years	3.28%	3 – 4.99 years	23.37%
2-2.99 years	12.92%	8-8.99 years	4.21%	5 – 6.99 years	37.93%
3-3.99 years	8.45%	9-9.99 years	5.09%	7 – 9.99 years	16.06%
4-4.99 years	16.55%	Over 10 years	8.87%	10 – 19.99 years	8.45%
				Greater than 20 years	4.31%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Based on total investments and including unfunded commitments.

3